Related-Party Transactions (Notes)	3 Months Ended
Mar. 31, 2016
Related Party Transactions [Abstract]
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

AFFILIATE AGREEMENTS

The Partnership has various long-term, fee-based commercial agreements with Tesoro, under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro typically commits to fixed fees or to provide us with minimum monthly throughput volumes of crude oil and refined products. For the natural gas liquids (”NGLs”) that we handle under “keep-whole” agreements, the Partnership has a fee-based processing agreement with Tesoro which minimizes the impact of commodity price movements during the annual period subsequent to renegotiation of terms and pricing each year.

In addition, we have agreements for the provision of various general and administrative services by Tesoro. Under our partnership agreement, we are required to reimburse TLGP and its affiliates for all costs and expenses that they incur on our behalf for managing and controlling our business and operations. Except to the extent specified under our amended omnibus agreement (the “Amended Omnibus Agreement”) or our secondment agreement (the “Secondment Agreement”), TLGP determines the amount of these expenses. Under the terms of the Amended Omnibus Agreement, we are required to pay Tesoro an annual corporate services fee, currently $9 million, for the provision of various centralized corporate services, including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, certain insurance coverage, administration and other corporate services. Under the terms of our Secondment Agreement, we pay Tesoro a net annual service fee, currently $2 million, for services performed by field-level employees at the majority of our facilities. Additionally, we reimburse Tesoro for any direct costs actually incurred by Tesoro in providing other operational services with respect to certain of our other assets and operations. Tesoro may also provide us other services for which we will be charged fees as determined by TLGP.

SUMMARY OF AFFILIATE TRANSACTIONS

SUMMARY OF REVENUE AND EXPENSE TRANSACTIONS WITH TESORO (in millions)

	Three Months Ended March 31,
	2016	2015
Revenues (a)	$169	$148
Operating and maintenance expenses	38	30
Imbalance settlement gains and reimbursements from Tesoro (b)	7	8
General and administrative expenses	17	17

(a)	Tesoro accounted for 56% of our total revenues for both the three months ended March 31, 2016 and 2015.

(b)
Includes imbalance settlement gains of $1 million and $2 million for the three months ended March 31, 2016 and 2015, respectively. Also includes reimbursements from Tesoro pursuant predominantly to the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement of $6 million for both the three months ended March 31, 2016 and 2015.

PREDECESSOR TRANSACTIONS. Related-party transactions of our Predecessor were settled through equity. Our Predecessor did not record revenue for transactions with Tesoro in the Terminalling and Transportation segment.

DISTRIBUTIONS. In accordance with our partnership agreement, the unitholders of our common and general partner interests are entitled to receive quarterly distributions of available cash. During the three months ended March 31, 2016, we paid quarterly cash distributions of $50 million to Tesoro and TLGP, including incentive distribution rights (“IDRs”). On April 20, 2016, we declared a quarterly cash distribution of $0.81 per unit, which will be paid on May 13, 2016. The distribution will include payments of $59 million to Tesoro and TLGP, including IDRs.